UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

BrandywineGLOBAL —

CORPORATE CREDIT FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is high current income consistent with the preservation of capital over a five-year time horizon.

II	BrandywineGLOBAL — Corporate Credit Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Corporate Credit Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 31, 2023, Jack Parker, CFA joined the Fund’s portfolio management team.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

BrandywineGLOBAL — Corporate Credit Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s objective is to seek high current income consistent with the preservation of capital over a five-year time horizon. Under normal market conditions, the Fund intends to provide exposure to corporate debt securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities including those rated investment grade, below investment grade, or are unrated. Below investment grade securities are securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or unrated securities determined by us at Brandywine Global Investment Management, LLC, the Fund’s subadviser, to be of comparable credit quality. These investments are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds”. Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and non-U.S. companies (which may include companies in emerging markets) of any size, which we believe represent an attractive investment opportunity. Investments in non-U.S. obligations or securities will not exceed 25% of the net assets of the Fund.

Under normal circumstances, the Fund will maintain a dollar-weighted effective duration of less than five years, although it may invest in individual fixed income securities with effective durations in excess of five years. Effective duration seeks to measure the expected sensitivity of market prices to changes in interest rates.

In addition to corporate bonds, the Fund may invest in other securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities.

The Fund will not typically invest more than 10% of its assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s and CCC+ by Fitch at time of purchase.

In selecting securities for the Fund, we perform a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. We will attempt to take advantage of inefficiencies that we believe exist in the fixed income markets by purchasing securities at prices below our estimate of their fair value with the goal of selling securities as they approach or exceed our estimate of their fair value. We seek to invest in securities that we expect to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market was volatile, but ultimately generated a positive return over the twelve-month reporting period ended December 31, 2023. Looking back, the market rallied over the first quarter, but those gains were erased in the second and third quarters. The market’s initial ascent occurred against a backdrop of shifting expectations regarding global monetary policy and a “flight to quality” given a regional banking crisis. The market then declined as inflation remained elevated and triggered expectations for a “higher for longer” interest rate environment. The market then rallied sharply over the fourth quarter, as

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	1

Fund overview (cont’d)

the U.S. Federal Reserve Board (the “Fed”) “pivoted” by indicating an end to its monetary tightening campaign and announcing its intention to cut rates three times in 2024. Moderating inflation and hopes that the Fed would orchestrate a “soft landing” for the economy also supported investor sentiment. Against this backdrop, most spread sectors (non-U.S. Treasuries), including investment grade and high yield corporate bonds, as well as mortgage-backed securities, generated solid results over the reporting period.

On the monetary policy front, after raising interest rates to a twenty-two year high, the Fed held rates steady from September through December 2023, as it monitored incoming economic data. As discussed, toward the end of the year the Fed signaled the likely end to rate hikes. Similar trends occurred in several other developed market countries. The European Central Bank (“ECB”) raised rates to a record high and the Bank of England (“BoE”) hiked rates to a fifteen-year high. With inflation moderating, both central banks held rates steady in the fourth quarter of 2023 and suggested that rates cuts were possible in 2024. In contrast, the Bank of Japan (“BoJ”) maintained its accommodative monetary stance throughout the year.

After rising over the first three quarters, the U.S. dollar gave back its gains toward the end of 2023. The Fed’s pivot and market expectations for aggressive rate cuts in 2024 pushed the greenback down 2.1% during the year, its first annual decline since 2020. Meanwhile, the euro and pound gained 3.1% and 5.4%, respectively, against the U.S. dollar in 2023. While the ECB and BoE are also expected to cut rates, it is anticipated that they will be less aggressive than the Fed. Elsewhere, the Japanese yen fell 7.0% in 2023 given the BoJ’s ultra-loose monetary policy. For the year as a whole, emerging market currencies generated mixed result versus the U.S. dollar.

All told, the Bloomberg U.S. Aggregate Indexi, which does not have any high yield credit exposure, returned 5.53% during the twelve-month reporting period ended December 31, 2023. Investors who took on additional risk were rewarded over the reporting period. The ICE BofA U.S. Corporate & High Yield Indexii, which is a blend of investment grade and high yield, returned 9.08%, while the ICE BofA U.S. High Yield Indexiii returned 13.46% for the reporting period.

Q. How did we respond to these changing market conditions?

A. While many market participants vacillated between hard and soft economic landings and interest rate hikes and cuts, we were confident that the companies that we had invested in would perform well regardless of the market outcome. The theme of elevated interest rate volatility continued into 2023, impacting core fixed income especially. High yield outperformed core fixed income and experienced less volatility over the period, with support from stable yields between 8% and 9% and spreads between 400 and 450 basis points for much of the year. We remained underweight duration in an effort to limit exposure to interest rate volatility and to also mitigate credit risk. The Fund’s effective duration averaged approximately three years over the reporting period versus over six years and a quarter for the ICE BofA U.S. Corporate & High Yield Index. The high yield market’s

2	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

duration fell over the year due to low issuance and appreciating dollar prices. As a result, Fund duration relative to the high yield index is slightly less than a half a year.

The Fund maintained relatively defensive positioning throughout the reporting period amidst concern for financial stress stemming from higher interest rates. BBB-rated bonds continued to trade at attractive valuations relative to higher quality high yield bonds, while also offering a diverse source of liquidity and upside potential from either spread narrowing or lower base rates. A-rated and above investment grade credits were reduced as valuations became less compelling over time. An approximately 15% allocation to investment grade credit, increasingly favoring BBB-rated bonds, was consistent over the period. The regional banking crisis in March 2023 spread to the broader financials sector. In response, we initially pared back our exposure to traditional banks to avoid further losses before re-allocating to unrelated banks, such as high-quality credit card banks, that traded at more attractive valuations in the wake of the regional banking crisis. Marginal changes at the sector level resulted in deployment of capital across sectors such as health care, communication services, information technology (electronics), and consumer discretionary. We hold minimal exposure to CCC-rated bonds, which represented over 10% of the ICE BofA U.S. High Yield Index as of December 31, 2023, and have an outsized risk of default and/or substantial spread widening. The market has warmed to the idea of a soft economic landing, but we do not feel that current valuations in the riskiest credit markets compensate for the inherent risks.

Performance review

For the twelve months ended December 31, 2023, Class I shares of BrandywineGLOBAL — Corporate Credit Fund returned 13.62%. The Fund’s unmanaged benchmark, the ICE BofA U.S. Corporate & High Yield Index, returned 9.08% for the same period. The Consumer Price Index (CPI) plus 3% annual risk premiumiv returned 6.44%, over the same time frame.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Corporate Credit Fund:
Class A	7.88%	13.30%
Class C	7.38%	12.50%
Class I	7.93%	13.62%
Class IS	7.99%	13.74%
ICE BofA U.S. Corporate & High Yield Index	5.36%	9.08%
Consumer Price Index (CPI) plus 3% annual risk premium	2.03%	6.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2023 for Class A, Class C, Class I and Class IS shares were 6.42%, 5.90%, 6.94% and 7.05%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

The Fund acquired the assets and liabilities of Diamond Hill Corporate Credit Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor, and the Fund is the legal entity successor.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 0.88%, 1.62%, 0.61% and 0.50%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Our credit selection, backed by painstaking bottom-up fundamental credit analysis, was the primary contributor to the Fund’s outperformance. Maintaining conviction in the Fund’s core investments is a key tenet of our approach and we were rewarded over the period. Selection within the financials sector, in particular non-bank financials, was the largest contributor after detracting in 2022. Traditional banks are increasingly focused on liquidity and capital, while competing against non-banks with less intensity. Other notable contributions came from investments within the leisure and retail industries.

The Fund’s preference for high yield credit and its conservative approach to investing in high yield bonds, was also beneficial. Duration positioning in high yield credit on the front-end of the curve was beneficial to performance on a relative basis. We avoided significant market turmoil with our underweight exposure to longer-duration investment grade bonds. Throughout the year, we sought to improve the Fund by seeking better bond structures. We were able to take advantage of unique, idiosyncratic opportunities within the market, such as early takeouts offering positive convexity. Efficient trading was also additive, serving as a consistent source of alpha (returns) as we earned a portion of the bid-ask spread.

4	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Q. What were the leading detractors from performance?

A. All sector allocations contributed positively on an absolute basis, however we missed some opportunities. The Fund’s underweight exposure to CCC-rated credits was the leading detractor over the period. The CCC & below portion of the high yield market led the broad high yield rally, returning over 20% in 2023 as risk sentiment improved. Despite this, we outperformed both high yield and the broader corporate credit universe without taking undue credit risk. We also missed some potential gains from duration in the fourth quarter. Our decision to underweight duration is a consequence of our risk management process. As credit managers, we view duration as a component of credit risk, and we feel comfortable taking a conservative approach with respect to duration. Although the banking industry recovered well to finish the year, losses in the space brought on by the regional banking crisis also detracted on a relative basis.

We maintain confidence in the high yield market’s ability to weather tighter credit conditions for some time. Responsible corporate management and creative financial engineering have fostered an improved capitalization structure with respect to credit quality, seniority, and maturity schedule. A further supply-demand technical, where investor demand for attractive yields is high and issuance is relatively low, should serve as a tailwind for the asset class going forward. We are finding compelling valuations in the marketplace and remain committed to meeting our investment goals.

Thank you for your investment in the BrandywineGLOBAL — Corporate Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John D. McClain, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	5

Fund overview (cont’d)

William P. Zox, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Jack Parker, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 17, 2024

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity and possibility of default than higher-grade bonds. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. Equity securities are subject to market and price fluctuations. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

6	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (21.5%), consumer discretionary (17.0%), energy (13.6%), industrials (11.1%) and communication services (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The ICE BofA U.S. Corporate & High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market.

iii	ICE BofA U.S. High Yield Index is an unmanaged index measuring the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

iv

Consumer Price Index (CPI) plus 3% annual risk premium is one of the core consumer price indices calculated by the U.S. Bureau of Labor Statistics. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is considered a more accurate record of prices due to higher population density within the sales area.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.88%	$1,000.00	$1,078.80	0.85%	$4.45	Class A	5.00%	$1,000.00	$1,020.92	0.85%	$4.33
Class C	7.38	1,000.00	1,073.80	1.58	8.26	Class C	5.00	1,000.00	1,017.24	1.58	8.03
Class I	7.93	1,000.00	1,079.30	0.59	3.09	Class I	5.00	1,000.00	1,022.23	0.59	3.01
Class IS	7.99	1,000.00	1,079.90	0.48	2.52	Class IS	5.00	1,000.00	1,022.79	0.48	2.45

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Fund performance (unaudited)

The Fund acquired the assets and liabilities of Diamond Hill Corporate Credit Fund, a series of the Diamond Hill Funds (the “Predecessor Fund”) on July 30, 2021. As a result of the reorganization, the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. Performance shown for the Fund’s Class A shares, Class I shares and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	13.30%	12.50%	13.62%	13.74%
Five Years Ended 12/31/23	5.85	N/A	6.13	6.25
Ten Years Ended 12/31/23	5.18	N/A	5.47	5.59
Inception* through 12/31/23	—	1.00	—	—

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 12/31/23	9.10%	11.50%	13.62%	13.74%
Five Years Ended 12/31/23	5.09	N/A	6.13	6.25
Ten Years Ended 12/31/23	4.80	N/A	5.47	5.59
Inception* through 12/31/23	—	1.00	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/13 through 12/31/23)	65.66%
Class C (Inception date of 8/2/21 through 12/31/23)	2.44
Class I (12/31/13 through 12/31/23)	70.40
Class IS (12/31/13 through 12/31/23)	72.26

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.50% on purchases made prior to August 15, 2022. Purchases made on or after August 15, 2022 incur a maximum initial sales charge of 3.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, I and IS shares are September 30, 2002, August 2, 2021, January 31, 2005 and December 30, 2011, respectively.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of BrandywineGLOBAL — Corporate Credit Fund vs. ICE BofA U.S. Corporate & High Yield Index and Consumer Price Index (CPI) plus 3% annual risk premium† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of BrandywineGLOBAL — Corporate Credit Fund on December 31, 2013 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023 (Performance prior to July 31, 2021 on this chart is that of the Fund’s Predecessor). The hypothetical illustration also assumes a $1,000,000 investment in the ICE BofA U.S. Corporate & High Yield Index and the Consumer Price Index (CPI) plus 3% annual risk premium (together, the “Indices”). The ICE BofA U.S. Corporate & High Yield Index measures the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market. The CPI is increased by a 3 percent annual risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is considered a more accurate record of prices due to higher population density within the sales area. Both indices do not reflect the deduction of fees associated with a mutual fund such as investment and accounting fees. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Schedule of investments

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 84.9%
Communication Services — 5.7%
Diversified Telecommunication Services — 0.7%
Altice France SA, Senior Secured Notes	8.125%	2/1/27	$2,350,000	$2,168,217	(a)
Altice France SA, Senior Secured Notes	5.500%	1/15/28	5,211,000	4,295,767	(a)
Cogent Communications Group Inc., Senior Notes	7.000%	6/15/27	5,069,000	5,099,084	(a)
Total Diversified Telecommunication Services				11,563,068
Entertainment — 0.8%
ROBLOX Corp., Senior Notes	3.875%	5/1/30	9,813,000	8,760,408	(a)
Speedway Motorsports LLC/Speedway Funding II Inc., Senior Notes	4.875%	11/1/27	4,939,000	4,652,326	(a)
Total Entertainment				13,412,734
Interactive Media & Services — 3.1%
ANGI Group LLC, Senior Notes	3.875%	8/15/28	27,726,000	23,442,427	(a)
GrubHub Holdings Inc., Senior Notes	5.500%	7/1/27	19,735,000	16,611,048	(a)
TripAdvisor Inc., Senior Notes	7.000%	7/15/25	11,165,000	11,202,794	(a)
Total Interactive Media & Services				51,256,269
Media — 1.1%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	8,097,000	7,963,867
LCPR Senior Secured Financing DAC, Senior Secured Notes	6.750%	10/15/27	1,143,000	1,120,672	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	9,670,000	4,264,180
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	10,059,000	4,276,683
Total Media				17,625,402
Total Communication Services				93,857,473
Consumer Discretionary — 16.3%
Automobiles — 2.2%
Ford Motor Credit Co. LLC, Senior Notes	3.810%	1/9/24	4,610,000	4,607,966
Ford Motor Credit Co. LLC, Senior Notes	3.664%	9/8/24	6,410,000	6,310,812
Ford Motor Credit Co. LLC, Senior Notes	4.063%	11/1/24	10,137,000	9,964,513
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	4,285,000	4,232,999
General Motors Financial Co. Inc., Senior Notes	6.100%	1/7/34	10,500,000	10,814,855
Nissan Motor Acceptance Co. LLC, Senior Notes	1.125%	9/16/24	1,000,000	965,015	(a)
Total Automobiles				36,896,160
Broadline Retail — 1.3%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	5,744,000	4,924,726

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Broadline Retail — continued
Nordstrom Inc., Senior Notes	2.300%	4/8/24	$500,000	$494,915
Nordstrom Inc., Senior Notes	4.375%	4/1/30	834,000	726,568
Nordstrom Inc., Senior Notes	4.250%	8/1/31	656,000	546,654
QVC Inc., Senior Secured Notes	4.375%	9/1/28	7,309,000	5,285,622
QVC Inc., Senior Secured Notes	5.450%	8/15/34	17,006,000	10,327,574
Total Broadline Retail				22,306,059
Diversified Consumer Services — 1.1%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	9,997,000	9,626,657	(a)
Graham Holdings Co., Senior Notes	5.750%	6/1/26	7,969,000	7,927,555	(a)
Total Diversified Consumer Services				17,554,212
Hotels, Restaurants & Leisure — 8.6%
Affinity Interactive, Senior Secured Notes	6.875%	12/15/27	29,916,000	26,689,664	(a)
Allwyn Entertainment Financing UK PLC, Senior Secured Notes	7.875%	4/30/29	27,089,000	27,698,503	(a)
CCM Merger Inc., Senior Notes	6.375%	5/1/26	3,621,000	3,538,821	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	20,136,000	20,151,706	(a)
Lindblad Expeditions Holdings Inc., Senior Secured Notes	9.000%	5/15/28	6,166,000	6,403,175	(a)
Lindblad Expeditions LLC, Senior Secured Notes	6.750%	2/15/27	12,772,000	12,718,996	(a)
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Senior Secured Notes	4.875%	5/1/29	5,660,000	5,270,054	(a)
Royal Caribbean Cruises Ltd., Senior Notes	11.625%	8/15/27	2,918,000	3,177,334	(a)
Station Casinos LLC, Senior Notes	4.625%	12/1/31	290,000	261,778	(a)
Travel + Leisure Co., Senior Secured Notes	4.500%	12/1/29	8,202,000	7,355,308	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	25,969,000	25,915,674	(a)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	2,779,000	2,757,880	(a)
Total Hotels, Restaurants & Leisure				141,938,893
Household Durables — 0.1%
Century Communities Inc., Senior Notes	6.750%	6/1/27	2,162,000	2,187,814
Specialty Retail — 2.7%
Arko Corp., Senior Notes	5.125%	11/15/29	15,485,000	13,417,048	(a)
eG Global Finance PLC, Senior Secured Notes	12.000%	11/30/28	3,301,000	3,518,321	(a)
FirstCash Inc., Senior Notes	4.625%	9/1/28	12,583,000	11,758,167	(a)
FirstCash Inc., Senior Notes	5.625%	1/1/30	16,536,000	15,858,423	(a)
Total Specialty Retail				44,551,959

See Notes to Financial Statements.

14	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Textiles, Apparel & Luxury Goods — 0.3%
VF Corp., Senior Notes	2.950%	4/23/30	$5,428,000	$4,531,340
Total Consumer Discretionary				269,966,437
Consumer Staples — 4.2%
Food Products — 0.6%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl, Senior Notes	6.750%	3/15/34	1,375,000	1,450,068	(a)
Pilgrim’s Pride Corp., Senior Notes	4.250%	4/15/31	9,095,000	8,226,084
Pilgrim’s Pride Corp., Senior Notes	3.500%	3/1/32	1,150,000	973,722
Total Food Products				10,649,874
Tobacco — 3.6%
Turning Point Brands Inc., Senior Secured Notes	5.625%	2/15/26	23,043,000	21,525,411	(a)
Vector Group Ltd., Senior Secured Notes	5.750%	2/1/29	41,158,000	37,724,702	(a)
Total Tobacco				59,250,113
Total Consumer Staples				69,899,987
Energy — 13.1%
Energy Equipment & Services — 1.0%
Patterson-UTI Energy Inc., Senior Notes	5.150%	11/15/29	3,768,000	3,598,284
Transocean Aquila Ltd., Senior Secured Notes	8.000%	9/30/28	12,425,000	12,619,967	(a)
Transocean Titan Financing Ltd., Senior Secured Notes	8.375%	2/1/28	188,000	195,178	(a)
Total Energy Equipment & Services				16,413,429
Oil, Gas & Consumable Fuels — 12.1%
Baytex Energy Corp., Senior Notes	8.750%	4/1/27	9,593,000	9,921,474	(a)
Baytex Energy Corp., Senior Notes	8.500%	4/30/30	2,842,000	2,943,658	(a)
CITGO Petroleum Corp., Senior Secured Notes	7.000%	6/15/25	4,139,000	4,135,802	(a)
Energian Israel Finance Ltd., Senior Secured Notes	4.875%	3/30/26	7,900,000	7,301,575	(b)
Energian Israel Finance Ltd., Senior Secured Notes	5.375%	3/30/28	18,222,000	16,058,939	(b)
Greenfire Resources Ltd., Senior Secured Notes	12.000%	10/1/28	6,328,000	6,291,741	(a)
Howard Midstream Energy Partners LLC, Senior Notes	8.875%	7/15/28	3,293,000	3,459,787	(a)
Leviathan Bond Ltd., Senior Secured Notes	6.125%	6/30/25	6,090,000	5,920,089	(b)
Leviathan Bond Ltd., Senior Secured Notes	6.500%	6/30/27	19,529,000	18,419,401	(b)

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., Senior Notes	6.000%	8/1/26	$42,494,000	$41,475,844	(a)
New Fortress Energy Inc., Senior Secured Notes	6.750%	9/15/25	5,771,000	5,729,572	(a)
New Fortress Energy Inc., Senior Secured Notes	6.500%	9/30/26	2,200,000	2,114,878	(a)
Northriver Midstream Finance LP, Senior Secured Notes	5.625%	2/15/26	8,966,000	8,702,038	(a)
Petroleos Mexicanos, Senior Notes	5.950%	1/28/31	2,030,000	1,623,482
Petroleos Mexicanos, Senior Notes	6.700%	2/16/32	4,459,000	3,705,249
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., Senior Notes	7.875%	11/1/28	15,650,000	16,229,989	(a)
Talos Production Inc., Secured Notes	12.000%	1/15/26	11,800,000	12,146,625
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	22,210,000	20,974,540	(a)
Venture Global LNG Inc., Senior Secured Notes	8.125%	6/1/28	12,430,000	12,564,331	(a)
Total Oil, Gas & Consumable Fuels				199,719,014
Total Energy				216,132,443
Financials — 21.2%
Banks — 2.3%
Discover Bank, Senior Notes	2.700%	2/6/30	3,952,000	3,351,390
Huntington National Bank, Senior Notes (4.008% to 5/16/24 then SOFR + 1.205%)	4.008%	5/16/25	620,000	610,897	(c)
KeyCorp, Senior Notes	2.550%	10/1/29	3,469,000	2,954,130
New York Community Bancorp Inc., Subordinated Notes (3 mo. Term SOFR + 3.042%)	8.434%	11/6/28	5,000,000	4,943,952	(c)
Popular Inc., Senior Notes	7.250%	3/13/28	12,950,000	13,336,622
Santander Holdings USA Inc., Senior Notes (7.660% to 11/9/30 then SOFR + 3.280%)	7.660%	11/9/31	1,695,000	1,836,375	(c)
Texas Capital Bancshares Inc., Subordinated Notes (4.000% to 5/6/26 then 5 year Treasury Constant Maturity Rate + 3.150%)	4.000%	5/6/31	1,600,000	1,389,377	(c)
Western Alliance Bancorp, Subordinated Notes (3.000% to 6/15/26 then 3 mo. Term SOFR + 2.250%)	3.000%	6/15/31	10,784,000	9,409,040	(c)
Total Banks				37,831,783

See Notes to Financial Statements.

16	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 0.3%
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	$5,500,000	$5,354,724	(c)
Consumer Finance — 10.6%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	19,317,000	19,234,440	(c)
Capital One Financial Corp., Senior Notes (7.624% to 10/30/30 then SOFR + 3.070%)	7.624%	10/30/31	8,300,000	9,128,590	(c)
Credit Acceptance Corp., Senior Notes	6.625%	3/15/26	10,935,000	10,921,359
Credit Acceptance Corp., Senior Notes	9.250%	12/15/28	11,486,000	12,257,859	(a)
Discover Financial Services, Senior Notes	6.700%	11/29/32	563,000	590,175
Discover Financial Services, Senior Notes (7.964% to 11/2/33 then SOFR + 3.370%)	7.964%	11/2/34	22,791,000	25,363,562	(c)
Enova International Inc., Senior Notes	8.500%	9/15/25	3,000,000	2,950,605	(a)
Enova International Inc., Senior Notes	11.250%	12/15/28	9,350,000	9,639,850	(a)
PRA Group Inc., Senior Notes	8.375%	2/1/28	15,305,000	14,743,919	(a)
PRA Group Inc., Senior Notes	5.000%	10/1/29	9,549,000	7,893,205	(a)
PROG Holdings Inc., Senior Notes	6.000%	11/15/29	26,786,000	24,717,987	(a)
Synchrony Bank, Senior Notes	5.400%	8/22/25	1,292,000	1,273,327
Synchrony Financial, Senior Notes	2.875%	10/28/31	4,150,000	3,327,456
Synchrony Financial, Subordinated Notes	7.250%	2/2/33	21,921,000	21,769,830
World Acceptance Corp., Senior Notes	7.000%	11/1/26	13,989,000	12,618,913	(a)
Total Consumer Finance				176,431,077
Financial Services — 7.5%
Burford Capital Global Finance LLC, Senior Notes	6.875%	4/15/30	29,433,000	28,444,698	(a)
Enact Holdings Inc., Senior Notes	6.500%	8/15/25	13,648,000	13,617,091	(a)
Freedom Mortgage Corp., Senior Notes	7.625%	5/1/26	20,695,000	20,440,536	(a)
Freedom Mortgage Corp., Senior Notes	6.625%	1/15/27	5,450,000	5,206,947	(a)
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	3,410,000	3,419,514	(a)
PennyMac Financial Services Inc., Senior Notes	4.250%	2/15/29	7,623,000	6,870,371	(a)
PennyMac Financial Services Inc., Senior Notes	5.750%	9/15/31	860,000	797,183	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	7,665,000	7,572,752
United Wholesale Mortgage LLC, Senior Notes	5.500%	4/15/29	39,556,000	37,494,144	(a)
Total Financial Services				123,863,236
Insurance — 0.5%
NFP Corp., Senior Secured Notes	7.500%	10/1/30	7,184,000	7,652,481	(a)
Total Financials				351,133,301

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	17

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 1.9%
Health Care Equipment & Supplies — 0.6%
Embecta Corp., Senior Secured Notes	5.000%	2/15/30	$6,475,000	$5,500,933	(a)
Embecta Corp., Senior Secured Notes	6.750%	2/15/30	6,163,000	5,369,976	(a)
Total Health Care Equipment & Supplies				10,870,909
Health Care Providers & Services — 0.2%
DaVita Inc., Senior Notes	4.625%	6/1/30	2,995,000	2,617,255	(a)
Pharmaceuticals — 1.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV, Senior Notes	5.125%	4/30/31	10,450,000	8,949,638	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	9,334,000	9,311,229
Total Pharmaceuticals				18,260,867
Total Health Care				31,749,031
Industrials — 10.9%
Aerospace & Defense — 1.1%
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	18,477,000	18,463,831	(a)
Air Freight & Logistics — 0.6%
Cargo Aircraft Management Inc., Senior Notes	4.750%	2/1/28	10,695,000	9,800,417	(a)
Building Products — 1.2%
AmeriTex HoldCo Intermediate LLC, Senior Secured Notes	10.250%	10/15/28	9,505,000	9,754,506	(a)
IEA Energy Services LLC, Senior Notes	6.625%	8/15/29	11,387,000	10,632,226	(a)
Total Building Products				20,386,732
Commercial Services & Supplies — 0.1%
Stericycle Inc., Senior Notes	5.375%	7/15/24	917,000	914,790	(a)
Construction & Engineering — 1.1%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	14,885,000	14,895,940	(a)
MasTec Inc., Senior Notes	4.500%	8/15/28	2,900,000	2,726,916	(a)
Total Construction & Engineering				17,622,856
Electrical Equipment — 2.7%
Regal Rexnord Corp., Senior Notes	6.050%	2/15/26	13,498,000	13,650,227	(a)
Regal Rexnord Corp., Senior Notes	6.300%	2/15/30	6,205,000	6,371,378	(a)
Regal Rexnord Corp., Senior Notes	6.400%	4/15/33	8,467,000	8,831,791	(a)
WESCO Distribution Inc., Senior Notes	7.125%	6/15/25	16,266,000	16,396,811	(a)
Total Electrical Equipment				45,250,207

See Notes to Financial Statements.

18	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Ground Transportation — 0.4%
Uber Technologies Inc., Senior Notes	8.000%	11/1/26	$4,926,000	$5,020,806	(a)
Uber Technologies Inc., Senior Notes	7.500%	9/15/27	1,997,000	2,069,401	(a)
Total Ground Transportation				7,090,207
Passenger Airlines — 2.2%
Air Canada Pass-Through Trust	5.250%	4/1/29	1,149,855	1,128,624	(a)
Air Canada Pass-Through Trust	3.300%	1/15/30	5,284,632	4,753,757	(a)
Alaska Airlines Inc. Pass-Through Trust	4.800%	8/15/27	2,600,440	2,530,668	(a)
Allegiant Travel Co., Senior Secured Notes	7.250%	8/15/27	23,695,000	23,211,771	(a)
British Airways PLC Pass-Through Trust	3.300%	12/15/32	2,064,833	1,839,728	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	3,875,000	3,813,210	(a)
Total Passenger Airlines				37,277,758
Professional Services — 1.2%
Concentrix Corp., Senior Notes	6.850%	8/2/33	18,683,000	19,229,455
Trading Companies & Distributors — 0.3%
Aircastle Ltd., Senior Notes	6.500%	7/18/28	5,024,000	5,128,978	(a)
Total Industrials				181,165,231
Information Technology — 3.7%
Communications Equipment — 1.5%
Nokia oyj, Senior Notes	6.625%	5/15/39	9,622,000	9,539,963
Viasat Inc., Senior Secured Notes	5.625%	4/15/27	16,049,000	15,544,339	(a)
Total Communications Equipment				25,084,302
IT Services — 1.2%
Sabre GLBL Inc., Senior Secured Notes	9.250%	4/15/25	10,095,000	9,729,864	(a)
Sabre GLBL Inc., Senior Secured Notes	8.625%	6/1/27	10,161,000	9,255,393	(a)
Total IT Services				18,985,257
Semiconductors & Semiconductor Equipment — 1.0%
Qorvo Inc., Senior Notes	3.375%	4/1/31	18,029,000	15,461,160	(a)
SK Hynix Inc., Senior Notes	1.500%	1/19/26	2,000,000	1,842,621	(a)
Total Semiconductors & Semiconductor Equipment				17,303,781
Total Information Technology				61,373,340
Materials — 5.6%
Chemicals — 4.3%
Ashland LLC, Senior Notes	6.875%	5/15/43	8,257,000	8,122,731
Mativ Holdings Inc., Senior Notes	6.875%	10/1/26	31,246,000	30,007,463	(a)
Valvoline Inc., Senior Notes	4.250%	2/15/30	33,536,000	33,299,883	(a)
Total Chemicals				71,430,077
Metals & Mining — 1.3%
ArcelorMittal SA, Senior Notes	6.800%	11/29/32	3,510,000	3,798,243

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	19

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	$3,841,000	$3,665,870	(a)
Mineral Resources Ltd., Senior Notes	8.125%	5/1/27	2,450,000	2,492,301	(a)
Mineral Resources Ltd., Senior Notes	8.000%	11/1/27	400,000	410,651	(a)
Mineral Resources Ltd., Senior Notes	9.250%	10/1/28	2,905,000	3,093,883	(a)
Taseko Mines Ltd., Senior Secured Notes	7.000%	2/15/26	7,556,000	7,181,063	(a)
Total Metals & Mining				20,642,011
Total Materials				92,072,088
Real Estate — 1.3%
Health Care REITs — 0.4%
National Health Investors Inc., Senior Notes	3.000%	2/1/31	8,702,000	6,968,071
Hotel & Resort REITs — 0.4%
XHR LP, Senior Secured Notes	4.875%	6/1/29	6,600,000	6,082,758	(a)
Real Estate Management & Development — 0.5%
Forestar Group Inc., Senior Notes	5.000%	3/1/28	8,772,000	8,487,034	(a)
Total Real Estate				21,537,863
Utilities — 1.0%
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy Inc., Senior Secured Notes	3.750%	6/15/24	1,300,000	1,285,316	(a)
Water Utilities — 0.9%
Solaris Midstream Holdings LLC, Senior Notes	7.625%	4/1/26	15,786,000	16,018,102	(a)
Total Utilities				17,303,418
Total Corporate Bonds & Notes (Cost — $1,394,150,151)				1,406,190,612
Senior Loans — 3.5%
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.7%
Flutter Entertainment PLC, Third Amendment 2028 Term Loan B (3 mo. Term SOFR + 3.512%)	8.902%	7/22/28	3,397,987	3,414,026	(c)(d)(e)
J&J Ventures Gaming LLC, Delayed Draw Loan (1 mo. Term SOFR + 4.364%)	9.720%	4/26/28	2,857,143	2,817,857	(c)(d)(e)(f)
Travel + Leisure Co., Incremental Term Loan	—	12/14/29	5,000,000	5,014,375	(g)
Total Consumer Discretionary				11,246,258
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
New Fortress Energy Inc., Initial Term Loan (3 mo. Term SOFR + 5.000%)	10.390%	10/30/28	8,000,000	7,900,000	(c)(d)(e)(g)

See Notes to Financial Statements.

20	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

BrandywineGLOBAL — Corporate Credit Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 0.3%
Insurance — 0.3%
HUB International Ltd., Term Loan (3 mo. Term SOFR + 4.250%)	9.662%	6/20/30	$4,987,500	$5,015,206	(c)(d)(e)
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Star Parent Inc., Term Loan B (3 mo. Term SOFR + 4.000%)	9.348%	9/28/30	18,000,000	17,832,510	(c)(d)(e)(g)
Industrials — 0.2%
Construction & Engineering — 0.2%
Aretec Group Inc., Incremental Term Loan	—	8/9/30	3,989,975	3,992,688	(g)
Information Technology — 0.4%
Technology Hardware, Storage & Peripherals — 0.4%
Xerox Corp., Initial Term Loan (1 mo. Term SOFR + 4.000%)	9.356%	11/15/29	7,200,000	7,222,500	(c)(d)(e)
Real Estate — 0.3%
Hotel & Resort REITs — 0.3%
RHP Hotel Properties LP, Term Loan B (1 mo. Term SOFR + 2.750%)	8.106%	5/20/30	4,962,500	4,976,048	(c)(d)(e)
Total Senior Loans (Cost — $56,900,346)				58,185,210
Asset-Backed Securities — 0.1%
ALESCO Preferred Funding Ltd., Class PNN	0.000%	3/23/35	621,631	262,056	(a)(h)(i)
ALESCO Preferred Funding VI Ltd., Class PNNE	0.000%	3/23/35	336,608	135,262	(a)(h)(i)
Fort Sheridan ABS CDO Ltd., 2005-1A, Class PPN2	0.000%	11/5/41	611,948	298,181	(a)(h)(i)
Taberna Preferred Funding I Ltd., 2005-1A, Class PPN2	0.000%	7/5/35	1,175,564	494,957	(a)(h)(i)
Total Asset-Backed Securities (Cost — $2,556,215)				1,190,456
Total Investments before Short-Term Investments (Cost — $1,453,606,712)				1,465,566,278

			Shares
Short-Term Investments — 11.5%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $189,881,342)	5.279%		189,881,342	189,881,342	(j)(k)
Total Investments — 100.0% (Cost — $1,643,488,054)				1,655,447,620
Liabilities in Excess of Other Assets — (0.0)%††				(78,148)
Total Net Assets — 100.0%				$1,655,369,472

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	21

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL — Corporate Credit Fund

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	All or a portion of this loan has not settled as of December 31, 2023. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.

(h)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(i)	Restricted security (Note 9).

(j)	Rate shown is one-day yield as of the end of the reporting period.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $189,881,342 and the cost was $189,881,342 (Note 8).

Abbreviation(s) used in this schedule:

CDO	— Collateralized Debt Obligation

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

22	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $1,453,606,712)	$1,465,566,278
Investments in affiliated securities, at value (Cost — $189,881,342)	189,881,342
Foreign currency, at value (Cost — $8)	8
Interest receivable	25,897,753
Receivable for securities sold	14,351,119
Receivable for Fund shares sold	3,677,514
Dividends receivable from affiliated investments	831,334
Prepaid expenses	44,149
Total Assets	1,700,249,497

Liabilities:
Payable for securities purchased	32,473,933
Due to custodian	5,789,152
Payable for Fund shares repurchased	4,593,402
Distributions payable	970,164
Investment management fee payable	600,687
Service and/or distribution fees payable	34,384
Trustees’ fees payable	21,422
Accrued expenses	396,881
Total Liabilities	44,880,025
Total Net Assets	$1,655,369,472

Net Assets:
Par value (Note 7)	$1,586
Paid-in capital in excess of par value	1,820,567,879
Total distributable earnings (loss)	(165,199,993)
Total Net Assets	$1,655,369,472

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	23

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$152,630,290
Class C	$3,520,362
Class I	$1,134,844,498
Class IS	$364,374,322

Shares Outstanding:
Class A	14,566,540
Class C	335,959
Class I	108,720,285
Class IS	34,936,818

Net Asset Value:
Class A (and redemption price)	$10.48
Class C*	$10.48
Class I (and redemption price)	$10.44
Class IS (and redemption price)	$10.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%)	$10.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Interest	$98,504,955
Dividends from affiliated investments	8,231,460
Less: Foreign taxes withheld	(41,272)
Total Investment Income	106,695,143

Expenses:
Investment management fee (Note 2)	6,561,071
Transfer agent fees (Notes 2 and 5)	1,264,106
Service and/or distribution fees (Notes 2 and 5)	362,588
Registration fees	123,405
Trustees’ fees	98,917
Fund accounting fees	86,653
Legal fees	56,507
Custody fees	55,853
Audit and tax fees	46,000
Shareholder reports	24,434
Commitment fees (Note 10)	12,486
Insurance	9,391
Miscellaneous expenses	28,265
Total Expenses	8,729,676
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(139,374)
Net Expenses	8,590,302
Net Investment Income	98,104,841

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(49,911,744)
Foreign currency transactions	2
Net Realized Loss	(49,911,742)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	140,365,206
Net Gain on Investments and Foreign Currency Transactions	90,453,464
Increase in Net Assets From Operations	$188,558,305

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	25

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$98,104,841	$80,159,103
Net realized loss	(49,911,742)	(111,007,976)
Change in net unrealized appreciation (depreciation)	140,365,206	(136,527,539)
Increase (Decrease) in Net Assets From Operations	188,558,305	(167,376,412)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(98,948,802)	(89,490,855)
Decrease in Net Assets From Distributions to Shareholders	(98,948,802)	(89,490,855)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	664,472,807	828,271,006
Reinvestment of distributions	89,806,241	77,430,246
Cost of shares repurchased	(498,443,122)	(1,535,884,999)
Increase (Decrease) in Net Assets From Fund Share Transactions	255,835,926	(630,183,747)
Increase (Decrease) in Net Assets	345,445,429	(887,051,014)

Net Assets:
Beginning of year	1,309,924,043	2,196,975,057
End of year	$1,655,369,472	$1,309,924,043

See Notes to Financial Statements.

26	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1,2]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.87	$11.44	$11.81	$11.47	$10.77

Income (loss) from operations:
Net investment income	0.65	0.50	0.51	0.51	0.58
Net realized and unrealized gain (loss)	0.62	(1.49)	(0.05)	0.53	0.78
Total income (loss) from operations	1.27	(0.99)	0.46	1.04	1.36

Less distributions from:
Net investment income	(0.66)	(0.54)	(0.50)	(0.53)	(0.57)
Net realized gains	—	(0.04)	(0.33)	(0.17)	(0.09)
Total distributions	(0.66)	(0.58)	(0.83)	(0.70)	(0.66)

Net asset value, end of year	$10.48	$9.87	$11.44	$11.81	$11.47
Total return[3]	13.30%	(8.73)%	3.98%	9.49%	12.85%

Net assets, end of year (millions)	$153	$128	$208	$162	$120

Ratios to average net assets:
Gross expenses	0.86%	0.87%	0.86%	0.91%	0.92%
Net expenses[4,5]	0.85	0.86	0.86	0.91	0.90
Net investment income	6.46	4.82	4.20	4.51	5.05

Portfolio turnover rate	129%	106%	145%	173%	132%

[1]

The performance information and financial information presented incorporates the operations of the Investor shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.92%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2023	2022	2021[2]

Net asset value, beginning of year	$9.87	$11.44	$11.79

Income (loss) from operations:
Net investment income	0.59	0.44	0.16
Net realized and unrealized gain (loss)	0.60	(1.51)	(0.10)
Total income (loss) from operations	1.19	(1.07)	0.06

Less distributions from:
Net investment income	(0.58)	(0.46)	(0.16)
Net realized gains	—	(0.04)	(0.25)
Total distributions	(0.58)	(0.50)	(0.41)

Net asset value, end of year	$10.48	$9.87	$11.44
Total return[3]	12.50%	(9.40)%	0.51%

Net assets, end of year (000s)	$3,520	$546	$373

Ratios to average net assets:
Gross expenses	1.58%	1.61%	1.59%[4]
Net expenses[5,6]	1.57	1.61	1.59 [4]
Net investment income	5.88	4.24	3.33 [4]

Portfolio turnover rate	129%	106%	145%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 2, 2021 (inception date) to December 31, 2021.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.67%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended December 31, 2021.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.83	$11.40	$11.77	$11.44	$10.74

Income (loss) from operations:
Net investment income	0.67	0.53	0.52	0.54	0.61
Net realized and unrealized gain (loss)	0.62	(1.50)	(0.03)	0.52	0.79
Total income (loss) from operations	1.29	(0.97)	0.49	1.06	1.40

Less distributions from:
Net investment income	(0.68)	(0.56)	(0.53)	(0.56)	(0.61)
Net realized gains	—	(0.04)	(0.33)	(0.17)	(0.09)
Total distributions	(0.68)	(0.60)	(0.86)	(0.73)	(0.70)

Net asset value, end of year	$10.44	$9.83	$11.40	$11.77	$11.44
Total return[3]	13.62%	(8.53)%	4.26%	9.74%	13.20%

Net assets, end of year (millions)	$1,135	$904	$1,746	$1,724	$912

Ratios to average net assets:
Gross expenses	0.60%	0.60%	0.60%	0.62%	0.63%
Net expenses[4,5]	0.59	0.59	0.60	0.62	0.61
Net investment income	6.73	5.04	4.43	4.79	5.36

Portfolio turnover rate	129%	106%	145%	173%	132%

[1]

The performance information and financial information presented incorporates the operations of the Investor shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$9.82	$11.39	$11.76	$11.43	$10.73

Income (loss) from operations:
Net investment income	0.69	0.54	0.52	0.55	0.62
Net realized and unrealized gain (loss)	0.61	(1.49)	(0.02)	0.53	0.79
Total income (loss) from operations	1.30	(0.95)	0.50	1.08	1.41

Less distributions from:
Net investment income	(0.69)	(0.58)	(0.54)	(0.58)	(0.62)
Net realized gains	—	(0.04)	(0.33)	(0.17)	(0.09)
Total distributions	(0.69)	(0.62)	(0.87)	(0.75)	(0.71)

Net asset value, end of year	$10.43	$9.82	$11.39	$11.76	$11.43
Total return[3]	13.74%	(8.44)%	4.39%	9.88%	13.35%

Net assets, end of year (000s)	$364,374	$277,357	$242,705	$104,552	$82,516

Ratios to average net assets:
Gross expenses	0.49%	0.49%	0.49%	0.50%	0.51%
Net expenses[4,5]	0.48	0.49	0.49	0.50	0.49
Net investment income	6.84	5.24	4.49	4.91	5.43

Portfolio turnover rate	129%	106%	145%	173%	132%

[1]

The performance information and financial information presented incorporates the operations of the Class Y shares of the Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), which, as a result of the reorganization, are the Fund’s operations.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 2, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.51%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to August 2, 2021, the Predecessor Fund’s adviser had contractually agreed to waive fees in the pro-rata amount of the management fee charged by the underlying Diamond Hill Fund on the Fund’s investment in such other Diamond Hill Fund. If such fee waiver had not occurred, the ratios would have been under gross expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Corporate Credit Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund, which had no operations prior to July 30, 2021 other than its organization, acquired the assets and liabilities of Diamond Hill Corporate Credit Fund (the “Predecessor Fund”), a series of the Diamond Hill Funds (the “Predecessor Fund’s Trust”), on July 30, 2021. As a result of the reorganization (the “Reorganization”), the Predecessor Fund is the accounting survivor and the Fund is the legal entity successor. No costs associated with the Reorganization were incurred by the Fund or Predecessor Fund. Additionally, the Reorganization was a tax-free event. Performance shown for the Fund’s Class A, Class I and Class IS shares for the periods prior to July 30, 2021, is the performance of the Predecessor Fund’s Investor shares, Class I shares and Class Y shares, respectively. Shareholders of Investor shares, Class I shares and Class Y shares of the Predecessor Fund received an equivalent number of Class A, Class I and Class IS shares of the Fund, respectively, which had net asset values per share equivalent to the shares of the Predecessor Fund. As the accounting survivor, past performance and operating history of the Predecessor Fund are included in these financial statements.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$1,406,190,612	—	$1,406,190,612
Senior Loans:
Consumer Discretionary	—	8,428,401	$2,817,857	11,246,258
Other Senior Loans	—	46,938,952	—	46,938,952
Asset-Backed Securities	—	1,190,456	—	1,190,456
Total Long-Term Investments	—	1,462,748,421	2,817,857	1,465,566,278
Short-Term Investments†	$189,881,342	—	—	189,881,342
Total Investments	$189,881,342	$1,462,748,421	$2,817,857	$1,655,447,620

†	See Schedule of Investments for additional detailed categorizations.

(b) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in

34	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 0.92%, 1.67%, 0.63% and 0.51%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $139,374, all of which was an affiliated money market fund waiver.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

36	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Pursuant to these arrangements, at December 31, 2023, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by FTFA. For the year ended December 31, 2023, FTFA did not recapture any fees.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $10,256 was earned by Investor Services.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$10,846	—
CDSCs	3	$943

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,831,053,113
Sales	1,644,648,628

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,671,414,609	$42,467,051	$(58,434,040)	$(15,966,989)

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended December 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$348,586	$168,700
Class C	14,002	1,315
Class I	—	1,075,928
Class IS	—	18,163
Total	$362,588	$1,264,106

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,322
Class C	134
Class I	95,186
Class IS	30,732
Total	$139,374

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class A	$9,092,932	$7,885,749
Class C	84,330	19,894
Class I	67,536,505	57,242,784
Class IS	22,235,035	18,948,524
Total	$98,948,802	$84,096,951

Net Realized Gains:
Class A	—	$533,597
Class C	—	1,135
Class I	—	3,539,564
Class IS	—	1,319,608
Total	—	$5,393,904

38	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,254,414	$52,983,555	2,308,197	$24,103,109
Shares issued on reinvestment	857,700	8,657,181	781,145	7,988,070
Shares repurchased	(4,539,829)	(45,809,210)	(8,290,185)	(87,119,882)
Net increase (decrease)	1,572,285	$15,831,526	(5,200,843)	$(55,028,703)

Class C
Shares sold	328,679	$3,329,131	48,384	$492,459
Shares issued on reinvestment	6,446	65,310	1,746	17,716
Shares repurchased	(54,499)	(549,284)	(27,380)	(279,734)
Net increase	280,626	$2,845,157	22,750	$230,441

Class I
Shares sold	47,665,333	$479,331,393	44,680,650	$457,062,411
Shares issued on reinvestment	6,001,569	60,352,456	5,354,475	54,691,131
Shares repurchased	(36,898,306)	(369,751,006)	(111,281,882)	(1,173,487,676)
Net increase (decrease)	16,768,596	$169,932,843	(61,246,757)	$(661,734,134)

Class IS
Shares sold	12,844,518	$128,828,728	32,267,148	$346,613,027
Shares issued on reinvestment	2,063,317	20,731,294	1,455,236	14,733,329
Shares repurchased	(8,212,133)	(82,333,622)	(26,793,183)	(274,997,707)
Net increase	6,695,702	$67,226,400	6,929,201	$86,348,649

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$158,034,723	$637,086,847	637,086,847	$605,240,228	605,240,228

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$8,231,460	—	$189,881,342

9. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Face Amount	Acquisition Date	Cost	Fair Value at 12/31/2023		Value Per Unit	Percent of Net Assets
ALESCO Preferred Funding Ltd., Class PNN	$621,631	12/04, 7/05, 1/06	$621,631	$262,056	(a)	$0.42	0.02%
ALESCO Preferred Funding VI Ltd., Class PNNE	$336,608	3/05, 1/06	336,608	135,262	(a)	0.40	0.01
Fort Sheridan ABS CDO Ltd., 2005-1A, Class PPN2	$611,948	3/05, 5/06, 12/09	529,417	298,181	(a)	0.49	0.02
Taberna Preferred Funding I Ltd., 2005-1A, Class PPN2	$1,175,564	3/05, 5/06, 12/09	1,068,559	494,957	(a)	0.42	0.03
			$2,556,215	$1,190,456			0.08%

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

10. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or

40	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$98,948,802	$87,261,724
Net long-term capital gains	—	2,229,131
Total distributions paid	$98,948,802	$89,490,855

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,265,590
Deferred capital losses*	(152,445,945)
Other book/tax temporary differences(a)	(52,649)
Unrealized appreciation (depreciation)(b)	(15,966,989)
Total distributable earnings (loss) — net	$(165,199,993)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of BrandywineGLOBAL — Corporate Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Corporate Credit Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein ending on or after December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the periods indicated therein ending on or after December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	BrandywineGLOBAL — Corporate Credit Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Corporate Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951

Position(s) with Trust	Trustee and Chair of the Board

Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)

Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	55

Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Corporate Credit Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

44	BrandywineGLOBAL — Corporate Credit Fund

Independent Trustees† (cont’d)

G. Peter O’Brien**
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Corporate Credit Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

46	BrandywineGLOBAL — Corporate Credit Fund

Additional Officers (cont’d)
Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

BrandywineGLOBAL — Corporate Credit Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

48	BrandywineGLOBAL — Corporate Credit Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$75,887,225
Section 163(j) Interest Earned	§163(j)	$95,328,580

BrandywineGLOBAL — Corporate Credit Fund	49

BrandywineGLOBAL —

Corporate Credit Fund

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Corporate Credit Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

BrandywineGLOBAL — Corporate Credit Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Corporate Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

BWXX715113 2/24 SR24-4824

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,998 in December 31, 2022 and $134,998 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $30,000 in December 31, 2022 and $30,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $824,290 in December 31, 2022 and $835,053 in December 31, 2023.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

* Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2024